Exhibit 99.1

CommScope Announces Plan to Spin-Off its Home Networks Business into

Independent Public Company

Provides CommScope NEXT Update: Implements Cost Reduction Actions to

Drive Greater Levels of Efficiency and Growth

HICKORY, N.C., April 8, 2021 – CommScope Holding Company, Inc. (NASDAQ: COMM), a global leader in connectivity solutions for communications networks, today announced its plan to spin-off its Home Networks business and other initiatives to reduce operating costs throughout the Company.

Together, the planned separation of CommScope’s Home Networks business and operating expense reduction represent early steps in the Company’s CommScope NEXT strategy to optimize the business portfolio, drive above-market growth, and control costs. The separation is intended to be executed through a tax-free spin-off to CommScope shareholders to form a new and independent publicly traded company. The separation is expected to be completed by the end of the first quarter of 2022.

“Since I joined CommScope last October, the Board and management team have been undertaking a comprehensive review of our portfolio of assets and how each contributes to our long-term growth strategy,” said Chuck Treadway, president and chief executive officer. “As we proceeded with this review, it became clear that the Home Networks business’ distinct strategy, growth characteristics, investment requirements and returns on invested capital are not aligned with the rest of our portfolio. We believe that Home Networks will be better positioned to deliver superior home and consumer-oriented products as an independent company. In addition, we are moving quickly to streamline costs to create greater financial flexibility to invest in our growth. We expect the cost reduction actions we are taking in core CommScope to, at a minimum, offset Home Networks’ adjusted EBITDA and create savings we can reinvest in our business, which should result in post-spin leverage within core CommScope at no more than current levels.”

Mr. Treadway concluded, “With today’s announcements, our CommScope NEXT strategy is well underway, and, as we move forward, growth, cost control and portfolio optimization will continue to be our priorities. We remain excited about CommScope’s potential, and with the core elements of our strategy intact, we are confident in our ability to deliver innovative solutions for network convergence for customers around the world.”

Compelling Benefits of the Separation

The planned spin-off will allow CommScope and Home Networks to focus on innovation and pursue strategic market opportunities, accelerating growth and unlocking greater value for their customers. Key benefits of the separation include:

•

Creating a clearer growth trajectory for CommScope, as well as greater opportunity for margin expansion, while focusing on providing market-leading solutions in wireless communications, broadband delivery and enterprise networking;

•	Reducing complexity within CommScope, allowing it to focus on the core elements of the portfolio that will drive growth in the evolution of the networks it serves;

•

Creating a standalone Home Networks business, a leading connected home solutions provider with an optimized cost structure and focused R&D and Sales teams, enabling an accelerated pace of innovation unlocking strategic value and growth in a “Connected Home” future;

•

Providing Home Networks with greater focus and flexibility to develop its own technologies, go-to-market strategy and a best-in-class manufacturing model to better deliver home and consumer products; and

•

Allowing CommScope and Home Networks to each pursue separate strategies, creating two distinct identities and more targeted investment opportunities, providing Home Networks with greater opportunities to access capital.

CommScope, Driving Global Connectivity

Following the completion of the spin-off transaction, CommScope will be composed of the following three business segments:

•

Broadband Networks: Dedicated to serving the telco and cable provider broadband market as a leading equipment manufacturer. The segment is focused on growing its current portfolio and deployment of DAA and virtualized platforms and driving investments to expand fiber capacity, fiber connectivity and network orchestration.

•

Venue and Campus Networks: Targeting both public and private networks for campuses, venues, data centers, and buildings. Venue and Campus Networks is focused on driving performance in its RUCKUS Wi-Fi 6 and cloud control platforms, ONECELL features to capitalize on 5G growth and virtualization, and driving high-density expansion in data centers.

•

Outdoor Wireless Networks: Focused on the Macro and Metro Cell businesses and building metro cell power solutions and modularity design innovation. The segment is also working on the development of new technologies in cell site connectivity and other technologies to support telco carriers building their 4G and 5G networks.

CommScope will continue to be led by Chuck Treadway, president and CEO, and its current management team.

Home Networks, a Leading Provider of Connected Home, Digital Life, & Entertainment Solutions

With its long heritage of offering market-leading technologies and solutions, Home Networks will be well positioned to deliver superior home and consumer-oriented products and to unlock substantial value across its broad product lines and customer base.

Upon completion of the separation, Joe Chow, Home Networks senior vice president, will become the chief executive officer of the stand-alone Home Networks company. The Board of Directors, management, company name and headquarters will be announced after they are finalized. The new, independent company is expected to be listed on the NASDAQ stock exchange upon completion of the separation.

Transaction Details

CommScope anticipates that the transaction will be in the form of a distribution to CommScope shareholders of 100% of the stock of Home Networks, a new, independent publicly traded company, which is intended to be tax-free to U.S. shareholders for U.S. federal income tax purposes.

CommScope currently expects the transaction will be completed by the end of the first quarter of 2022, subject to market, regulatory and certain other conditions, including final approval of CommScope’s Board of Directors. There can be no assurance regarding the ultimate timing of the proposed transaction or that the transaction will be completed.

Advisors

J.P. Morgan is serving as financial advisor, and Alston & Bird and Baker McKenzie LLP are acting as legal advisors to CommScope.

Conference Call and Webcast

CommScope will host a conference call today at 8:30 am ET to discuss this announcement. The conference call will also be webcast.

To participate in the conference call, dial +1 844-397-6169 (US and Canada only) or +1 478-219-0508. The conference identification number is 5858113. Please plan to dial in 15 minutes before the start of the call to facilitate a timely connection. The live, listen-only audio of the call and corresponding presentation will be available through a link on CommScope’s Investor Relations page.

A webcast replay will be archived on CommScope’s website for a limited period following the conference call.

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About CommScope:

CommScope (NASDAQ: COMM) is pushing the boundaries of technology to create the world’s most advanced wired and wireless networks. Our global team of employees, innovators and technologists empower customers to anticipate what’s next and invent what’s possible. Discover more at www.commscope.com.

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Media Contact:

Jim Golden or Joseph Sala

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Financial Contact:

Michael McCloskey, CommScope

+1 828-261-6266

Forward Looking Statements

This press release or any other oral or written statements made by us or on our behalf may include forward-looking statements that reflect our current views with respect to future events and financial performance. These statements may discuss goals, intentions or expectations as to future plans, trends, events, results of operations or financial condition or otherwise, in each case, based on current beliefs and expectations of management, as well as assumptions made by, and information currently available to, such management and include, without limitation: statements related to the completion and timing of the proposed spin-off, the future performance of the Home Networks and remaining CommScope businesses on a stand-alone basis if the spin-off is completed; the outlook for Home Networks as a separate business if the spin-off is completed; the expected strategic, operational and competitive benefits of the proposed spin-off and the effect of the separation on CommScope and its stakeholders; and estimates of future sales, operating margin, cash flow, effective tax rate or other future operating performance or financial results. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “potential,” “anticipate,” “should,” “could,” “designed to,” “foreseeable future,” “believe,” “think,” “scheduled,” “outlook,” “target,” “guidance” and similar expressions, although not all forward-looking statements contain such terms. This list of indicative terms and phrases is not intended to be all-inclusive.

These forward-looking statements are subject to various risks and uncertainties, many of which are outside our control, including, without limitation, risks related to the planned spin-off of the Home Networks business, including uncertainty regarding whether such transaction will be commenced or completed and the timing and value of such transaction; risks related to the potential separation of the Home Networks business; our ability to integrate and fully realize the anticipated benefits from prior or future divestitures, acquisitions or equity investments (including risks related to the ARRIS acquisition); selling or discontinuing one or more of our product lines; potential difficulties in realigning global manufacturing capacity and capabilities among our global manufacturing facilities or those of our contract manufacturers that may affect our ability to meet customer demands for products; possible future restructuring actions; our dependence on customers’ capital spending on data and communication systems; concentration of sales among a limited number of customers and channel partners; changes in technology; industry competition and the ability to retain customers through product innovation, introduction, and marketing; risks associated with our sales through channel partners; changes to the regulatory environment in which we and our customers operate; product quality or performance issues and associated warranty claims; our ability to maintain effective management information technology systems and to successfully implement major systems initiatives; cyber-security incidents, including data security breaches, ransomware or computer viruses; the risk our global manufacturing operations suffer production or shipping delays, causing difficulty in meeting customer demands; the risk that internal production capacity or that of contract manufacturers may be insufficient to meet customer demand or quality standards; the use of open standards; the long-term impact of climate change; changes in cost and availability of key raw materials, components and commodities and the potential effect on customer pricing; risks associated with our dependence on a limited number of key suppliers for certain raw materials and components; the risk that contract manufacturers we rely on encounter production, quality, financial or other difficulties; substantial indebtedness and restrictive debt covenants; our ability to incur additional indebtedness; our ability to generate cash to service our indebtedness; possible future impairment charges for fixed or intangible assets, including goodwill; income tax rate variability and ability to recover amounts recorded as deferred tax assets; our ability to attract and retain qualified key employees; labor unrest; obligations under our defined benefit employee benefit plans requiring plan contributions in excess of current estimates; significant international operations exposing us to economic, political and other risks, including the impact of variability in foreign exchange rates; our ability to comply with governmental anti-corruption laws and regulations and export and import controls worldwide; our ability to compete in international markets due to export and import controls to which we may be subject; changes in the laws and policies in the United States affecting trade, including the risk and uncertainty related to tariffs or a potential global trade war and potential changes to laws and policies as a result of a new administration in the United States, that may impact our products; cost of protecting or defending intellectual property; costs and challenges of compliance with domestic and foreign environmental laws; the impact of litigation and similar regulatory proceedings that we are involved in or may become involved in, including the costs of such litigation; the scope, duration and impact of disease outbreaks and pandemics, such as COVID-19, on our business, including employees, sites, operations, customers and supply chain; risks associated with stockholder activism, which could cause us to incur significant expense, hinder execution of our business strategy and impact the trading value of our securities; and other factors beyond our control. These and other factors are discussed in greater detail in our 2020 Annual Report on Form 10-K and may be updated from time to time in our annual reports, quarterly reports, current reports and other filings we make with the Securities and Exchange Commission.

Although the information contained in this press release represents our best judgment as of the date of this release based on information currently available and reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material. Given these uncertainties, we caution you not to place undue reliance on these forward-looking statements, which speak only as of the date made. We are not undertaking any duty or obligation to update this information to reflect developments or information obtained after the date of this press release, except as otherwise may be required by law.

Source: CommScope